Nuveen High Yield Corporate Bond ETF [Member] Investment Strategy - Nuveen High Yield Corporate Bond ETF	Sep. 23, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund seeks to track the investment results, before fees and expenses, of the ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”), which is comprised of U.S. dollar-denominated below-investment grade publicly issued corporate debt in the U.S. that are currently in a coupon paying period and are rated BB1 through B3, based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. A substantial portion of Index constituents may be restricted securities, including Rule 144A securities. Neither Nuveen Asset Management, LLC, the Fund’s sub-adviser (the “sub-adviser”) nor its affiliates have any discretion to select Index or Base Index components or change the Index’s or Base Index’s methodologies. As of July 31, 2025, the Index was comprised of 1,654 securities.
Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Securities that meet the qualifying criteria are included in the Index for the following month. Securities that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing, at which point they are removed from the Index.
The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally invests in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The Fund makes corresponding changes to its portfolio shortly after any Index changes are made public.
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in the Index, but which the sub-adviser believes will help the Fund track the Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the
Investment Company Act of 1940, as amended (the “1940 Act”).